United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended April 30, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(7,730,763)
Unrealized Gain (Loss) on Market Value of Futures	(4,658,663)
Unrealized Gain (Loss) on Foreign Currency Translations	(266)
Interest Income	26,255
ETF Transaction Fees	(350)
Total Income (Loss)	$(12,363,787)

Expenses
Management Fees	$387,316
Legal Fees	38,410
Brokerage Commissions	38,019
Tax Reporting Fees	15,690
Audit Fees	9,090
Non-interested Directors' Fees and Expenses	4,962
Prepaid Insurance Expense	3,664
Tax Fees	850
Total Expenses	$498,001
Net Income (Loss)	$(12,861,788)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 4/1/13	$507,338,421
Additions (50,000 Units)	2,805,041
Net Income (Loss)	(12,861,788)

Net Asset Value End of Month	$497,281,674
Net Asset Value Per Unit (8,950,000 Units)	$55.56

To the Unitholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended April 30, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(52,625)
Unrealized Gain (Loss) on Market Value of Futures	(114,087)
Interest Income	127
Total Income (Loss)	$(166,585)

Expenses
Management Fees	$1,217
Brokerage Commissions	39
Non-interested Directors' Fees and Expenses	23
Prepaid Insurance Expense	17
Other Expenses	8,220
Total Expenses	9,516
Expense Waiver	(7,940)
Net Expenses	$1,576
Net Income (Loss)	$(168,161)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 4/1/13	$2,368,584
Net Income (Loss)	(168,161)

Net Asset Value End of Month	$2,200,423
Net Asset Value Per Unit (100,000 Units)	$22.00

To the Unitholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended April 30, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(18,668)
Unrealized Gain (Loss) on Market Value of Futures	41,114
Unrealized Gain (Loss) on Foreign Currency Translations	106
Interest Income	136
Total Income (Loss)	$22,688

Expenses
Management Fees	$1,570
Brokerage Commissions	116
Non-interested Directors' Fees and Expenses	24
Prepaid Insurance Expense	17
Other Expenses	10,260
Total Expenses	11,987
Expense Waiver	(9,967)
Net Expenses	$2,020
Net Income (Loss)	$20,668

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 4/1/13	$2,400,847
Net Income (Loss)	20,668

Net Asset Value End of Month	$2,421,515
Net Asset Value Per Unit (100,000 Units)	$24.22

To the Unitholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Metals Index Fund

Monthly Account Statement

For the Month Ended April 30, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(75,740)
Unrealized Gain (Loss) on Market Value of Futures	(121,286)
Unrealized Gain (Loss) on Foreign Currency Translations	(3)
Interest Income	136
Total Income (Loss)	$(196,893)

Expenses
Management Fees	$1,368
Brokerage Commissions	52
Non-interested Directors' Fees and Expenses	24
Prepaid Insurance Expense	18
Other Expenses	10,260
Total Expenses	11,722
Expense Waiver	(9,968)
Net Expenses	$1,754
Net Income (Loss)	$(198,647)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 4/1/13	$2,517,335
Net Income (Loss)	(198,647)

Net Asset Value End of Month	$2,318,688
Net Asset Value Per Unit (100,000 Units)	$23.19

To the Unitholders of United States Metals Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Metals Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended April 30, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(7,877,796)
Unrealized Gain (Loss) on Market Value of Futures	(4,852,922)
Unrealized Gain (Loss) on Foreign Currency Translations	(163)
Interest Income	26,654
ETF Transaction Fees	(350)
Total Income (Loss)	$(12,704,577)

Expenses
Management Fees	$391,471
Legal Fees	38,410
Brokerage Commissions	38,226
Tax Reporting Fees	15,690
Audit Fees	9,090
Non-interested Directors' Fees and Expenses	5,033
Prepaid Insurance Expense	3,716
Tax Fees	850
Other Expenses	28,740
Total Expenses	531,226
Expense Waiver	(27,875)
Net Expenses	$503,351
Net Income (Loss)	$(13,207,928)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 4/1/13	$514,625,187
Additions (50,000 Units)	2,805,041
Net Income (Loss)	(13,207,928)

Net Asset Value End of Month	$504,222,300

To the Unitholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612